UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 25, 2018

Ryerson Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)
001-34735
 (Commission File Number)
26-1251524
 (IRS Employer Identification No.)

227 West Monroe, 27th Floor, Chicago, IL 60606
(312) 292-5000
(Address of principal executive offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
      Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01.    Other Events.

On October 25, 2018, the Board of Directors of Ryerson Holding Corporation (the “Company”) approved and adopted an Amended and Restated Audit Committee Charter.

A copy of the Amended and Restated Audit Committee Charter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits

(d)	Exhibits
The following exhibit is furnished with this Current Report on Form 8-K:

99.1	Amended and Restated Audit Committee Charter.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 29, 2018

RYERSON HOLDING CORPORATION

By:	/s/ Erich S. Schnaufer
Name: Erich S. Schnaufer
Title: Chief Financial Officer